WARRANT AGREEMENT

WARRANT AGREEMENT (“Warrant Agreement”) dated as of this 22 day of March 2010 (the “Effective Date”), by and between Vuance Ltd., an Israeli company (the "Company") and Yitzchak Babayov , an individual with a residence address at Shahaf Street, Hod Hasharon,45351, Israel (the "Holder").

WITNESSETH

WHEREAS, in connection with a private placement of 1,538,461 Ordinary Shares, with a par value of NIS 0.0588235  each, of the Company, the Company will issue to the Holder a warrant to purchase ordinary shares of the Company in accordance with the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrant and the certificates representing the Warrant and the respective rights and obligations thereunder of the Company and the holder of the certificate representing the Warrant, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS.  As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

 (a)           "Corporate Office" shall mean the office of the Company at which at any particular time its principal business shall be administered, which office is currently located at 1 HaMa’alit St., Ha’Sharon Industrial Park, Qadima, Israel.

(a)           "Exercise Date" shall mean, the date on which the Company shall have received both (a) the certificate representing the Warrant (the "Warrant Certificate"), with the exercise form thereon duly executed by the Registered Holder thereof, and (b) if payment is to be made in cash, cash or an official bank or certified check made payable to the Company of an amount in lawful money of the United States of America equal to the Exercise Price.

(c)           "Exercise Price" shall mean the purchase price to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $0.15 per Warrant Share subject to adjustment from time to time pursuant to the provisions of Section 8 hereof.

(d)           "Initial Warrant Exercise Date" shall mean the Effective Date.

(e)           "Ordinary Shares" shall mean ordinary shares of the Company, of NIS 0.0588235  nominal value each.

(e)           "Registered Holder" shall mean the person in whose name any certificate representing the Warrant shall be registered on the books maintained by the Company pursuant to Section 6.

 (f)           "Warrant Expiration Date" shall mean 5:00 P.M.  (New York time) on the fifth anniversary of the Effective Date; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 P.M.  (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

(g)           "Warrant Shares" shall mean the Ordinary Shares deliverable upon exercise of the Warrant, as adjusted from time to time.

SECTION 2.     WARRANTS AND ISSUANCE OF WARRANT CERTIFICATES.

(a)           A Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase 553,846 Ordinary Shares, upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8.

(b)           From time to time, up to and including the Warrant Expiration Date, the Company shall execute and deliver share certificates in required whole number denominations representing up to an aggregate of 553,846 Ordinary Shares, subject to adjustment as described in Section 8 hereof, upon the exercise of the Warrant in accordance with this Warrant Agreement.

(c)           From time to time, up to the Warrant Expiration Date, the Company shall deliver one or more Warrant Certificates executed in accordance with Section 3(b) in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Warrant Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Warrant Exercise Date, upon partial exercise of the Warrant represented by any Warrant Certificate, to evidence any unexercised Warrant held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; and (v) at the option of the Company, in such form as may be approved by its Board of Directors, to reflect (a) any adjustment or change in the Exercise Price or the number of Ordinary Shares purchasable upon exercise of the Warrant made pursuant to Section 8 hereof and (b) other modifications effected in accordance with Section 14 hereof.

SECTION 3.     FORM AND EXECUTION OF WARRANT CERTIFICATES.

(a)           The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed, engraved or typed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any share exchange on which the Warrant may be listed, or to conform to usage.  The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed Warrant Certificates) and issued in registered form.

(b)           Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or any Vice President and by its Chief Financial Officer, Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon.  If any officer of the Company who has signed any of the Warrant Certificates shall cease to hold such office before the date of issuance and delivery of the Warrant Certificates, such Warrant Certificates may nevertheless be issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to hold such office.  After execution by the Company, Warrant Certificates shall be delivered to the Registered Holder.

SECTION 4.     EXERCISE.

(a)           The Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate.  A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder upon exercise thereof as of the close of business on the Exercise Date.  As soon as practicable on or after the Exercise Date, the Company shall deposit the proceeds received from the exercise of a Warrant, and promptly after clearance of checks received in payment of the Exercise Price pursuant to such Warrants, cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise (plus a Warrant Certificate for any remaining unexercised portion of the Warrant of the Registered Holder).

(b)           The Registered Holder may, at its option, exchange this Warrant on a cashless basis, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section (4)(b), by surrendering the Warrant Certificate at the Corporate Office, accompanied by an irrevocable notice stating such Registered Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date of the notice of such intent to exchange (the "Notice of Exchange").  The Warrant Exchange shall take place on the date the Notice of Exchange (the "Exchange Date").  Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to such Warrant, shall be issued as of the Exchange Date and delivered to the Registered Holder as soon as is reasonably practicable following the Exchange Date.  In connection with any Warrant Exchange, a Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Registered Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of an Ordinary Share.  Current market value, for purposes hereof, shall mean the average price for the ten business days immediately preceding the date of the Notice of Exchange.

SECTION 5.     RESERVATION OF SHARES; PAYMENT OF TAXES; ETC.

(a)           The Company covenants that it will at all times reserve and keep available out of its authorized Ordinary Shares, solely for the purpose of issue upon exercise of the Warrant, such number of Ordinary Shares as shall then be issuable upon the exercise of the Warrant.  The Company covenants that all Ordinary Shares which shall be issuable upon exercise of the Warrant and payment of the Exercise Price shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(b)           The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrant, or the issuance or delivery of any shares upon exercise of the Warrant; provided, however, that if the Ordinary Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing the Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

SECTION 6.     EXCHANGE AND REGISTRATION OF TRANSFER.  Subject to the restrictions on transfer contained in the Warrant Certificate and the Subscription Agreement between the Company and the Holder:

(a)            A Warrant Certificate may be exchanged for one or more other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Company at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

(b)           The Company shall keep at its Corporate Office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice.  Upon due presentment for registration of transfer of any Warrant Certificate at its office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

(c)            With respect to all Warrant Certificates presented for registration of transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder.

(d)           The Company may require payment by such holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

(e)           All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Company and thereafter retained by the Company, or disposed of or destroyed, at the Company’s sole discretion.

(f)            Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

SECTION 7.    LOSS OR MUTILATION.  Upon receipt by the Company of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and (in the absence of notice to the Company that the Warrant Certificate has been acquired by a bona fide purchaser) deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants.  Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 8.     ADJUSTMENT; NO IMPAIRMENT.

(a)           The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time in case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding Ordinary Shares in Ordinary Shares, (ii) subdivide or reclassify its outstanding Ordinary Shares into a greater number of shares, or (ii) combine or reclassify its outstanding Ordinary Shares into a smaller number of shares, the Exercise Price in effect at the time of such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of Ordinary Shares outstanding after giving effect to such action, and the numerator of which shall be the number of Ordinary Shares outstanding immediately prior to such action.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)           Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Sections 8(a), above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Ordinary Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect immediately prior to the adjustment  and dividing the product so obtained by the as adjusted Exercise Price.

(c)            No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 8 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

 (d)           All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in Ordinary Shares, or any subdivision, reclassification or combination of Ordinary Shares, hereafter made by the Company shall not result in any income tax liability to the holders of Ordinary Shares or securities convertible into Ordinary Shares (including the Warrants).

 (e)           In the event that at any time, as a result of an adjustment made pursuant to Section 8(a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Ordinary Shares, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Ordinary Shares contained in Subsection (a) above

(f)            The Company shall promptly give written notice of any adjustment under this Section 8 to Registered Holder of the Warrant.

(g)           The Company will not by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of its securities or any other voluntary action, avoid, or seek to avoid, the observance or performance of any of the terms to be observed or performed hereunder, but will at all times in good faith assist in the carrying out of all provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights of the Holder against any impairment.

SECTION 9.    REGISTRATION UNDER THE SECURITIES ACT OF 1933.  The Holder understands and hereby acknowledges that the Company is under no obligation to register the Warrant or the Warrant Shares under the 1933 Act.  The Holder consents that the Company may, if it desires, permit the transfer of the Warrant or the Warrant Shares out of the Holder’s name only when the Holder’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws.

SECTION 10.  FRACTIONAL WARRANTS AND FRACTIONAL SHARES.  If the number of Ordinary Shares purchasable upon the exercise of the Warrant is adjusted pursuant to Section 8 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, or to distribute certificates that evidence fractional shares.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, as determined by the Company's Board of Directors.

SECTION 11.  WARRANT HOLDER NOT DEEMED SHAREHOLDER.  No holder of the Warrant shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Ordinary Shares that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder of the Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of share, change of par value or change of share to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Holder shall have exercised the Warrant and been issued Ordinary Shares in accordance with the provisions hereof.

SECTION 12.  AGREEMENT OF WARRANT HOLDERS.  The Holder by his acceptance thereof, consents and agrees with the Company that:

(a)           The Warrant is transferable only on the registry books of the Company by the Registered Holder thereof in person and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its sole discretion, together with payment of any applicable transfer taxes; and

(b)           The Company may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Warrant represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

SECTION 13.  CANCELLATION OF WARRANT CERTIFICATES.  If the Company shall purchase or acquire the Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be canceled by it and retired.  The Company shall also cancel Ordinary Shares following exercise of the Warrant represented thereby or delivered to it for transfer, split-up, combination or exchange.

SECTION 14.  MODIFICATION OF AGREEMENT.  The parties hereto may by supplemental agreement make any changes or corrections in this Warrant Agreement (i) that it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (ii) to reflect an increase in the number of Warrants which are to be governed by this Warrant Agreement resulting from an increase in the size of the Offering; or (iii) that it may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates.

SECTION 15.  NOTICES.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows:  if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Company; if to the Company: 1 HaMa’alit St., Ha’Sharon Industrial Park, Qadima, Israel; Attention: Chief Executive Officer.

SECTION 16.  GOVERNING LAW.  This Warrant Agreement shall be governed by and construed in accordance with the laws of the State of Israel without giving effect to any conflicts of law rules or provisions that would cause the laws of any other jurisdiction to be applied.

SECTION 17.  BINDING EFFECT.  This Warrant Agreement shall be binding upon and inure to the benefit of the Company (and its successors and assigns) and the holders from time to time of Warrant Certificates.  Nothing in this Warrant Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

SECTION 18.  TERMINATION.  This Warrant Agreement shall terminate on the earlier to occur of (i) the close of business on the second day following the Warrant Expiration Date; or (ii) the date upon which thus Warrant have been fully exercised.

SECTION 19.  COUNTERPARTS.  This Warrant Agreement may be executed in several counterparts, which taken together shall constitute a single document.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the date first above written.

VUANCE LTD.

By:
Name:
Title:

HOLDER

By:
Name:
Title:

EXHIBIT A
TO WARRANT AGREEMENT
FORM OF WARRANT CERTIFICATE

THIS WARRANT AND ANY ORDINARY SHARES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

553,846 Warrants

VOID AFTER MARCH 21, 2015

WARRANT CERTIFICATE FOR PURCHASE OF COMMON SHARE

VUANCE LTD.

This certifies that FOR VALUE RECEIVED USD 200,000  or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above.  Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), 553,846 Ordinary Shares at any time commencing on the Initial Exercise Date and prior to the Expiration Date, upon the presentation and surrender of this Warrant Certificate with the Subscription Form attached hereto duly executed, at the Corporate Office, accompanied by payment of an amount equal to the Exercise Price in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March 21, 2010 (the “Effective Date”) by and between the Company and Yitzchak Babayov. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Warrant Agreement.

In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price or the number of Ordinary Shares subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional Ordinary Shares will be issued.  In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor for the balance of such Warrants.

The term "Expiration Date" shall mean 5:00 P.M.  (New York time) on March on the fifth anniversary of the Effective Date.  If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M.  (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.  The Company may, at its election, extend the Expiration Date.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the Corporate Office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender.  Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any of the rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Israel.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

VUANCE LTD.
Dated: March 22, 2010
By:
Name:
Title:

SUBSCRIPTION FORM

To Be Executed by the Registered Holder
in Order to Exercise Warrants

The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

______________________________
______________________________
______________________________
[please print or type name and address]

and be delivered to

______________________________
______________________________
______________________________
[please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated:____________________________	Number of Warrants Exercised ___________
X_____________________________

______________________________	Check if Cashless Exercise Election ________
(Section 4(b) of Warrant Agreement)
______________________________
Address

______________________

Taxpayer Identification Number

__________________________
Signature Guaranteed

ASSIGNMENT

To Be Executed by the Registered Holder
in Order to Assign Warrants

FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

______________________________
______________________________
______________________________
[please print or type name and address]

_________________________  of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ____________________________________ _______________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:____________________
X________________________

Signature Guaranteed
_________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (A BANK, SHAREBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT